AVAILABLE-FOR-SALE INVESTMENTS	12 Months Ended
Dec. 31, 2012
AVAILABLE-FOR-SALE INVESTMENTS

9. AVAILABLE-FOR-SALE INVESTMENTS

Investment in Youjia Group Limited. (“Youjia”)

In November 2011, the Group acquired 925,926 redeemable and convertible preferred shares of Youjia, a mobile social application developer based in the PRC, for a consideration of US$1.0 million. The Group’s investment represented 6.67% of Youjia’s equity interest on an as converted basis. The Group recorded the investment in Youjia as an available-for-sale investment as the redeemable convertible preference share is in substance a debt security. As of December 31, 2012, the Group determined that the fair value of the investment in Youjia (Note 16) approximated the carrying value of RMB 6.3 million.